                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

      / /    Preliminary Proxy Statement

      / /    Confidential, for Use of the  Commission Only (as permitted by Rule
             14a-6(e)(2))

      /X/    Definitive Proxy Statement

      / /    Definitive Additional Materials

      / /    Soliciting Material Pursuant to ss. 240.14a-12

                             THE QUIGLEY CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      /X/    No fee required.

      / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
             0-11.

      (1)    Title of each class of securities to which transaction applies:

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      (2)    Aggregate number of securities to which transaction applies:

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      (3)    Per unit price or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (5)    Total fee paid:

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      / /    Fee paid previously with preliminary materials:

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      / /    Check box if any part of the fee is offset as  provided by Exchange
             Act  Rule   0-11(a)(2)  and  identify  the  filing  for  which  the
             offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount previously paid:

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                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 28, 2005
                               ------------------

TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of  Stockholders  (the "Meeting")
of THE QUIGLEY CORPORATION,  a Nevada Corporation (the "Company"),  will be held at the Doylestown Country Club, Green Street, P.O. Box 417, Doylestown, PA 18901
on Tuesday, June 28, 2005, at 4:00 P.M., local time, for the following purposes:

       (i)   To elect a Board of  Directors  to serve for the ensuing year until the next Annual Meeting of Stockholders  and until their respective successors have been duly elected and qualified.

      (ii)   To increase the total  number of shares of common stock  subject to the 1997 Stock Option Plan by 1,500,000 shares to 4,500,000 shares.

     (iii)   To ratify the  appointment  of Amper,  Politziner  & Mattia P.C. as independent auditors for the year ending December 31, 2005.

      (iv)   To transact  such other  business as may  properly  come before the
             Meeting and any adjournments or postponements thereof.

Only  stockholders  of record at the  close of  business  on May 2, 2005 will be entitled  to  notice  of and to  vote  at the  Meeting  or any  adjournments  or postponements  thereof.  Any stockholder may revoke a proxy at any time prior to its exercise by filing a  later-dated  proxy or a written  notice of  revocation with the Secretary of the Company,  or by voting in person at the Meeting.  If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the
Meeting.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKER'S  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                                          By Order of the Board of Directors

                                          /s/ Charles A. Phillips

                                          CHARLES A. PHILLIPS, Secretary

Doylestown, PA
May 23, 2005

WHETHER OR NOT YOU EXPECT TO BE  PRESENT AT THE  MEETING,  YOU ARE URGED TO FILL
IN, DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  PROVIDED,  WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                                  JUNE 28, 2005

This proxy  statement (the "Proxy  Statement") is being  furnished in connection with the solicitation of proxies  ("Proxies," or if one, a "Proxy") by the Board of Directors of The Quigley  Corporation  (the  "Company") for use at the Annual
Meeting of  Stockholders  of the  Company to be held at the  Doylestown  Country
Club,  Green Street,  P.O. Box 417,  Doylestown,  PA 18901 on Tuesday,  June 28,
2005, at 4:00 P.M., local time, and any  adjournments or  postponements  thereof
(the "Meeting").

The  principal  executive  offices  of the  Company  are  located  at the  Kells
Building, 621 Shady Retreat Road, P.O. BOX 1349, DOYLESTOWN, PENNSYLVANIA 18901.
The approximate  date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to stockholders is May 23, 2005.

At the Meeting,  the following  proposals will be presented to the  stockholders for approval:

       (i)   To elect a Board of  Directors  to serve for the ensuing year until the next Annual Meeting of Stockholders  and until their respective successors have been duly elected and qualified.

      (ii)   To increase the total  number of shares of common stock  subject to the 1997 Stock Option Plan by 1,500,000 shares to 4,500,000 shares.

     (iii)   To ratify the  appointment  of Amper,  Politziner  & Mattia P.C. as independent auditors for the year ending December 31, 2005.

     (iv)    To transact  such other  business as may  properly  come before the
             Meeting and any adjournments or postponements thereof.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKER'S  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                          RECORD AND VOTING SECURITIES

Only stockholders of record at the close of business on May 2, 2005 (the "Record
Date") will be entitled to notice of and to vote at the Meeting. At the close of business on such record date, the Company had 11,660,078 shares of Common Stock, par value $.0005 per share (the  "Common  Stock"),  outstanding  and entitled to vote at the Meeting.  Each outstanding  share of Common Stock is entitled to one vote. There was no other class of voting  securities of the Company  outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by Proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

Shares of Common Stock represented by Proxies that are properly  executed,  duly returned  and not  revoked  will be voted in  accordance  with the  instructions contained  therein.  If no instructions  are contained in a Proxy, the shares of
Common Stock represented thereby will be voted (i) for the election as directors the  persons who have been  nominated  by the Board of  Directors,  (ii) for the increase of the total  number of shares of Common  Stock  reserved  for the 1997
Stock Option Plan to 4,500,000 from 3,000,000 shares, (iii) for the ratification of the  appointment  of  Amper,  Politziner  &  Mattia  P.C.  as  the  Company's
independent  auditors for the year ending  December 31, 2005,  and (iv) upon any other matter that may properly be brought before the Meeting in accordance  with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a stockholder  may be revoked at any time thereafter by written notice of

revocation  given to the  Secretary of the Company prior to the vote to be taken at the Meeting by  execution  of a  subsequent  Proxy that is  presented  at the
Meeting or by voting in person at the Meeting in any such case, except as to any matter or  matters  upon  which a vote  shall  have been  cast  pursuant  to the authority conferred by such Proxy prior to such revocation.

Broker  "non-votes"  and the  shares of Common  Stock as to which a  stockholder abstains are included for purposes of  determining  the presence or absence of a quorum for the  transaction  of business  at the  Meeting.  A broker  "non-vote"
occurs when a nominee  holding shares for a beneficial  owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received  instructions from the beneficial owner.

                   ANNUAL REPORT PROVIDED WITH PROXY STATEMENT

Copies of the Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 2004 are being mailed  together with this Proxy Statement to all stockholders entitled to vote at the Meeting.

                               SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's
Common  Stock as of May 2, 2005 by each  person  known by the  Company to be the beneficial  owner of more than five percent of the Common  Stock,  each Director and Executive Officer and all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company's principal executive office.

          Five Percent Stockholders, Directors, and all Executive    Common Stock Beneficially      Percent of
                     Officers and Directors as a Group                      Owned (1)                 Class
          ----------------------------------------------------------------------------------------------------

          GUY J. QUIGLEY(2)(3)(4)                                           4,223,264                  32.7

          CHARLES A. PHILLIPS(2)(3)(5)                                      1,920,377                  15.3

          GEORGE J. LONGO(2)(3)(6)                                            635,000                   5.2

          JACQUELINE F. LEWIS(2)(7)                                           100,000                    -

          ROUNSEVELLE W. SCHAUM(2)(8)                                          45,000                    -

          STEPHEN W. WOUCH(2)(9)                                               30,500                    -

          TERRENCE O. TORMEY(2)(10)                                            20,000                    -

          ALL DIRECTORS AND OFFICERS (11) (Seven Persons)                   6,974,141                  47.7

(1)     Beneficial  ownership has been  determined in accordance with Rule 13d-3 under the Securities  Exchange Act of 1934, as amended  ("Rule  13d-3"),
        and  unless  otherwise  indicated,   represents  shares  for  which  the
        beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance  with Rule 13d-3 and includes  options or other  rights to  subscribe  for  shares of  common  stock  which are exercisable within sixty (60) days of May 2, 2005.
(2)     Director of the Company.
(3)     Executive Officer of the Company.
(4)     Mr.  Quigley's   beneficial  ownership  includes  options  and  warrants
        exercisable  within sixty (60) days from May 2, 2005 to purchase 985,000 shares of Common Stock,  options and warrants to purchase 277,000 shares of  Common  Stock  beneficially  owned  by  Mr.  Quigley's  wife  and an aggregate  of  514,705  shares  beneficially  owned  by  members  of Mr.
        Quigley's immediate family.
(5)     Mr.  Phillips'   beneficial  ownership  includes  options  and  warrants
        exercisable  within sixty (60) days from May 2, 2005 to purchase 907,000 shares of Common  Stock and 1,671  shares of Common  Stock  beneficially owned by Mr. Phillips' wife.
(6)     Mr.  Longo's   beneficial   ownership   includes  options  and  warrants
        exercisable  within sixty (60) days from May 2, 2005 to purchase 595,000 shares of Common Stock.
(7)     Ms.  Lewis'  address is P. O. Box 581,  Lahaska,  PA 18931.  Ms.  Lewis'
        beneficial ownership includes options exercisable within sixty (60) days from May 2, 2005 to purchase 100,000 shares of Common Stock.
(8)     Mr.  Schaum's  address  is 157  Harrison  Ave,  Newport,  RI 02840.  Mr.
        Schaum's beneficial  ownership includes options exercisable within sixty
        (60) days from May 2, 2005 to purchase 45,000 shares of Common Stock.
(9)     Mr. Wouch's address is 415 Sargon Way, Suite J, Horsham,  PA 19044.  Mr.
        Wouch's beneficial  ownership includes options  exercisable within sixty
        (60) days from May 2, 2005 to purchase 30,000 shares of Common Stock.
(10)    Mr. Tormey's address is 4842 Mountain Top Road West, New Hope, PA 18938.
        Mr. Tormey's  beneficial  ownership includes options  exercisable within sixty  (60) days from May 2, 2005 to  purchase  20,000  shares of Common
        Stock.
(11)    Includes an  aggregate of  2,959,000  shares of Common Stock  underlying options and warrants  that are  exercisable  within sixty (60) days from
        May 2, 2005. -2-

                                      -2-

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

Executive Compensation
----------------------

The following  table provides  summary  information  concerning cash and certain other  compensation for the years ended December 31, 2004, 2003 and 2002 paid or accrued by the Company to the Company's Chief Executive  Officer and each highly compensated  executive  officer  of  the  Company  whose  compensation  exceeded
$100,000 (the "Named Executive Officers") during 2004:

                                                                 SUMMARY COMPENSATION TABLE

                                                                                      Long-Term        All  Other
                                                       Annual Compensation          Compensation     Compensation
                                                ----------------------------------  -------------    -------------

                                                                      Other Annual    Securities
                                                 Salary      Bonus    Compensation    Underlying
 Name and Principal                               (1)         (2)        (3)(4)         Options          (5)
      Position                       Year         ($)         ($)          ($)            (#)            ($)
----------------------------------------------------------------------------------    -----------      --------

Guy J. Quigley                       2004       725,800     244,958      782,509        50,000          16,396
   Chairman of the                   2003       604,800     226,800      667,006        50,000          14,396
   Board, President,                 2002       504,000     126,000      519,574        45,000         146,646
   Chief Executive Officer

Charles A. Phillips                  2004       508,100     171,484      260,836        45,000          16,258
   Executive Vice President,         2003       423,400     158,775      222,334        45,000          14,258
   Chief Operating Officer           2002       352,800      88,200      173,192        42,000          71,190

George J. Longo                      2004       365,200     123,255            -        40,000          16,258
   Vice President,                   2003       347,800     130,425            -        40,000          14,258
   Chief Financial Officer           2002       302,400      75,600            -        40,000          42,974

(1)    Compensation paid pursuant to employment agreements.
(2)    Bonuses paid pursuant to the Company  attaining  specified  sales and net income goals.
(3)    Additional compensation, including founder's commission of 3.75% of sales collected,  less  certain  deductions,  for Mr.  Quigley,  and  founder's commission of 1.25% of sales collected, less certain deductions,  for Mr.
       Phillips.
(4)    The value of personal  benefits for the Named  Executive  Officers of the
       Company that might be  attributable  to  management  as executive  fringe benefits,  such  as  vehicles,  can  not  be  specifically  or  precisely determined;  however, it would not exceed the lesser of $50,000 or 10% of the total  annual  salary and bonus  reported  for any  individual  named above.
(5)    Includes amounts attributable to the Named Executive Officers for reverse split  dollar  life  insurance  policies  on which the  Company  paid the premiums.  These  insurance  policies,  which were  cancelled in November
       2002,  provided  for the  proceeds to be used by the Company  for,  among other  things,  the purchase of the officer's  stock,  at the fair market value,  from the  officer's  estate if  desired  by the  executor  of the estate.  Also included are matching  contributions  attributable  to each officer in the Company's 401(k) Plan and term insurance.

Compensation Pursuant to Plans
------------------------------

An incentive  stock option plan was  instituted  in 1997 (the "1997 Stock Option
Plan") and approved by the stockholders in 1998 and subsequently amended in 2000 and  approved by the  stockholders  in 2001.  Pursuant to the 1997 Stock  Option
Plan, options have been granted to directors,  executive officers, and employees during 2004,  2003 and 2002.  In early 1999,  the Company  implemented a defined contribution plan for its employees with the Company's  contribution to the plan based on the amount of the employee plan contribution.

                                      -3-

SECURITIES AUTHORIZED UNDER EQUITY COMPENSATION

The following  table sets forth certain  information  regarding stock option and warrant grants to employees, directors and consultants:

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

                                                            Number of              Weighted          Number of Securities
                                                         Securities to be           Average         Remaining Available for
                                                           Issued Upon          Exercise Price    Future Issuance Under Equity
                                                           Exercise of          of Outstanding        Compensation Plans
                                                           Outstanding             Options &         (Excluding Securities
                                                        Options & Warrants          Warrants         Reflected in Column A)
                 Plan Category                                 (A)                    (B)                 (C)
------------------------------------------------------------------------------------------------------------------------------------

Equity Plans Approved by Security Holders(1)                2,664,500                $6.26              200,000
Equity Plans Not Approved by Security Holders(2)            1,660,000                $4.76                 -
Total                                                       4,324,500                $5.68              200,000

(1)    An incentive  stock option plan was  instituted  in 1997 (the "1997 Stock
       Option Plan") and approved by the  stockholders in 1998.  Pursuant to the
       1997 Stock Option Plan, options have been granted to directors, executive officers, and employees.
(2)    Other  grants of  warrants  are  specific  and not part of a plan.  These specific grants were to executive officers, employees and consultants for services in 1996 and 1997.

OPTION GRANTS TABLE

The following table sets forth certain information regarding stock option grants made to each of the Named Executive Officers during 2004:

                      OPTION GRANTS DURING 2004 FISCAL YEAR

                                                                                                   Potential Realizable
                                                    Percent of                                       Value at Assumed
                                   Number of      Total Options                                   Annual Rates of Stock
                                   Securities       Granted to                                     Price Appreciation for
                                   Underlying      Employees in     Exercise                         Option Term($)(1)
                                    Options         Fiscal Year   or Base Price      Expiration
Name                                Granted             (%)          ($/sh)             Date           5%            10%
---------------------------------------------------------------------------------------------------------------------------

Guy J. Quigley                        50,000           10.0           9.50            10/26/14       298,500       757,000

Charles A. Phillips                   45,000            9.0           9.50            10/26/14       268,650       681,300

George J. Longo                       40,000            8.0           9.50            10/26/14       238,800       605,600

(1)   The potential  realizable value portion of the foregoing table illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term,  assuming (for  illustrative  purposes only)
      the specified  compounded  rates of appreciation  on the Company's  Common
      Stock over the term of the option.  These numbers do not take into account provisions  providing for termination of the option following  termination of employment or non-transferability.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

The following  table sets forth  certain  information  concerning  stock options exercised  during  2004 and  unexercised  stock  options at the end of 2004 with respect to the Named Executive Officers:

              AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY
             COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                           Shares                        Number of Securities         Value of Unexercised
                         Acquired on       Value        Underlying Unexercised       In-the Money Options at
                           Exercise       Realized    Options at Fiscal Year End      Fiscal Year End($)(1)
Name                         (#)            ($)       Exercisable / Unexercisable   Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------

Guy J. Quigley                -              -               985,000 / 0                    3,925,210 / 0
Charles A. Phillips           -              -               907,000 / 0                    3,842,226 / 0
George J. Longo               -              -               595,000 / 0                    1,696,265 / 0

                                       -4-

(1)   Represents  the total  gain that  would be  realized  if all  in-the-money
      options  held  at  December  31,  2004  were   exercised,   determined  by
      multiplying the number of shares  underlying the options by the difference between the per share option exercise price and $8.43 per share, which was the closing price per share of the Company's  Common Stock on December 31,
      2004. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Employment Agreements
---------------------

An employment  agreement between the Company and Guy J. Quigley was entered into on June 1, 1995,  whereby  Guy J.  Quigley is  employed  as the Chief  Executive
Officer  of the  Company  for a term  ending on May 31,  2005.  In  addition  to compensation for services as an officer of the Company,  Mr. Quigley is entitled to receive a founder's commission of five percent (5%) on sales collected,  less certain deductions, of the Company's Cold-Eeze(R) products, which is shared with
Charles  A.  Phillips  at a  ratio  of  75%  and  25%,  respectively.  Upon  the termination  of the  contract  for any  reason,  Mr.  Quigley is entitled to the remainder of the compensation owed him through May 31, 2005.

An employment  agreement between the Company and Charles A. Phillips was entered into on June 1, 1995,  whereby  Charles A. Phillips is employed as the Executive
Vice President and Chief  Operating  Officer of the Company for a term ending on
May 31,  2005.  In addition to  compensation  for  services as an officer of the
Company,  Mr.  Phillips is entitled to receive  twenty five percent (25%) of the founder's  commission  received by Guy J. Quigley,  either  directly from Guy J.
Quigley or, if requested,  directly from the Company.  Should Mr.  Phillips make such a request upon the Company,  the amount owed to him would be deducted  from any commissions due Guy J. Quigley. Upon the termination of the contract for any reason,  Mr. Phillips is entitled to the remainder of the compensation  owed him through May 31, 2005.

George J.  Longo is  employed  as the Chief  Financial  Officer  of the  Company pursuant to an employment  agreement,  dated November 5, 1996, for a term ending on May 31, 2005. The agreement  provides for a base salary of $150,000,  or such greater amount as the Board of Directors may from time to time  determine,  with annual  increases  over  the  prior  year's  base  salary.  In the  event of his disability,  Mr.  Longo is to  receive  the full  amount of his base  salary for eighteen months. Upon a change of control of the Company,  Mr. Longo is entitled to receive  compensation  for the remaining term of the agreement  until May 31,
2005.  Upon early  termination  by the Company  without cause (as defined in the agreement), the Company is required to pay Mr. Longo the remainder of the salary owed him through May 31, 2005.

    REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE WITH
            SECTION 16 (A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities  Exchange Act of 1934, as amended,  requires the
Company's  officers,  directors  and  persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in  ownership  with the  Securities  and  Exchange  Commission  (the
"Commission"). Officers, directors and greater than ten-percent stockholders are required by the  Commission's  regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based  solely on its  review of the  copies of such  forms  received  by it, the
Company  believes  that  during the fiscal year ended  December  31,  2004,  all reports of  ownership  and  changes in  ownership  applicable  to its  executive officers,  directors,  and greater than ten-percent beneficial owners were filed on a timely basis, except that Messrs. Quigley,  Phillips, Longo, Schaum, Wouch,
Tormey and Ms. Lewis each inadvertently  filed a Form 4 late on one occasion for one transaction.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For the year ended December 31, 2004, $1,043,345 was paid or payable pursuant to the founder's  commission  agreements between the Company and Guy J. Quigley and
Charles A.  Phillips,  who share a  commission  of 5% on sales  collected,  less certain deductions, of the Company's Cold-Eeze(R) lozenge and gum products.

Certain  individuals  related to the Company's Chief Executive  Officer are also employees of the Company.  Their aggregate  compensation  for 2004 was $275,110, and they received option grants to purchase an aggregate of 32,000 shares of the
Company's Common Stock.

The Company is in the process of acquiring licenses in certain countries through related party entities,  including arrangements with ScandaSystems Ltd. (UK) and
ScandaSystems Ltd. (USA) whose officer and major stockholder,  respectively,  is

                                      -5-

Mr.  Gary  Quigley,  a  relative  of  the  Company's  Chief  Executive  Officer.
Approximately  $96,000 was paid or payable by the  Company to such firms  during
2004 and fees amounting to $273,000 have been paid to another  related entity to obtain such licenses.  The Company believes that the services performed by these firms and employees  are on terms no more  favorable  than could have  otherwise been obtained from an unaffiliated third party.

               PROPOSALS TO BE SUBMITTED FOR STOCKHOLDER APPROVAL

PROPOSAL 1.  ELECTION OF A BOARD OF DIRECTORS

The  directors  of the  Company  are  elected  annually  and hold office for the ensuing  year until the next  Annual  Meeting of  Stockholders  and until  their successors  have been duly elected and  qualified.  The directors are elected by plurality of votes cast by  stockholders.  The Company's  by-laws state that the number  of  directors  constituting  the  entire  Board  of  Directors  shall be determined  by  resolution  of the Board of  Directors.  The number of directors currently fixed by the Board of Directors is seven.

No proxy may be voted for more people than the number of nominees  listed below.
Shares  represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual  director (by writing that  individual  director's  name  where  indicated  on the  proxy)  or for all directors  will be voted  "FOR" the  election  of all the  nominees  named below
(unless one or more  nominees are unable or  unwilling  to serve).  The Board of
Directors  knows of no reason why any such nominee  would be unable or unwilling to serve, but if such should be the case,  proxies may be voted for the election of substitute nominees selected by the Board of Directors.

The following table and the paragraphs following the table set forth information regarding  the current  ages,  terms of office and  business  experience  of the current directors and executive  officers of the Company,  all of whom are being nominated for re-election to the Board of Directors:
                                                                                                           YEAR FIRST
           NAME                                    POSITION                                  AGE            ELECTED
      ---------------------------------------------------------------------------------------------------------------

      Guy J. Quigley                     Chairman of the Board, President, CEO                63              1989

      Charles A. Phillips                Executive Vice President, COO and Director           57              1989

      George J. Longo                    Vice President, CFO and Director                     58              1997

      Jacqueline F. Lewis*               Director                                             60              1997

      Rounsevelle W. Schaum*             Director                                             73              2000

      Stephen W. Wouch*                  Director                                             50              2003

      Terrence O. Tormey                 Director                                             50              2004

* Current member of the Audit & Compensation Committees.

GUY J. QUIGLEY is the founder and has been Chairman of the Board,  President and
Chief Executive Officer of the Company since September 1989. Prior to such date,
Mr.  Quigley,   an  accomplished   author,   established  and  operated  various
manufacturing,  sales, marketing,  cattle ranching, pedigree cattle breeding and real estate companies in the United States, Europe and Africa.

CHARLES A. PHILLIPS has been Executive Vice President,  Chief Operating  Officer and a Director of the Company since September  1989.  Before his employment with the Company,  Mr.  Phillips  founded and operated  KPB  Enterprises,  a gold and diamond  mining  operation  that was  based in Sierra  Leone,  West  Africa.  In addition,  Mr.  Phillips  served as a technical  consultant  for Re-Tech,  Inc.,
Horsham,  Pennsylvania,   where  he  was  responsible  for  full  marketing  and
production of a prototype electrical device.

GEORGE J. LONGO currently serves as Vice President,  Chief Financial Officer and a Director of the Company.  Mr. Longo  assumed his duties as Vice  President and
Chief  Financial  Officer for the Company in January  1997.  Mr.  Longo was also appointed a Director of the Company in March 1997.  Before  joining the Company,
Mr. Longo served as Chief Financial Officer of two privately-held  international manufacturing firms and in Corporate Accounting  Management with the predecessor pharmaceutical  company to Aventis S.A.  Prior to that,  Mr. Longo was with KPMG
LLP.

                                      -6-

JACQUELINE  F. LEWIS was  appointed to the Board of Directors in December  1997.
From 2003 until March 2005,  she was the  President  and Director of CPC, a list management and marketing  company.  Prior to 2003, she co-founded and managed D.
A. Lewis, Inc., a direct mail advertising company, for 27 years. Ms. Lewis was a founding  director  of  Suburban  Community  Bank  and  served  on its  Board of
Directors  until Univest  Corporation of  Pennsylvania  (Nasdaq:  UVSP) acquired
Suburban  Community Bank. In April 2005, Ms. Lewis was appointed to the Board of
Directors of Univest Foundation.

ROUNSEVELLE  W. SCHAUM was  appointed  to the Board of  Directors in March 2000.
Since 1993, Mr. Shaum has served as Chairman of Newport Capital Partners,  Inc., an  investment-banking  firm specializing in the private placement of equity and convertible  debt  securities.  In such  capacity,  Mr.  Schaum has directed and organized  over  thirty  private  equity  placements  and served on the board of directors of numerous  public and private  emerging growth  companies.  Prior to
1993,  Mr.  Schaum  held  senior   management   positions   with   international
manufacturing  companies. He also served as the Chairman of the California Small
Business Development  Corporation,  a private venture capital syndicate, and was the founder of the Center of Management Sciences, a  management-consulting  firm that services  multinational high technology  companies and government agencies, including  NASA and the  Department  of Defense.  Mr.  Schaum also serves on the
Board of Directors of Mosiac  Nutraceuticals  (OTC:MCNJ),  Camelot Entertainment
Group, Inc. (OTC:CMEG) and Invicta Corporation (OTC:IVIA)

STEPHEN W. WOUCH was appointed to the Board of Directors in January 2003.  Since
1988,  Mr.  Wouch  has been  Managing  Partner  of Wouch,  Maloney  & Co.,  LLP,
Certified Public Accountants,  a regional public accounting firm with offices in
Pennsylvania  and Florida.  This firm has a diverse client base that encompasses various industries such as health care, manufacturing,  construction and service providers.  Prior to 1988, Mr. Wouch held senior management positions with other
Certified  Public  Accounting  firms.  Mr.  Wouch is an author,  lecturer  and a licensed Certified Public Accountant in Pennsylvania, New Jersey and Florida.

TERRENCE O. TORMEY was  appointed to the Board of  Directors in April 2004.  Mr.
Tormey is currently  the  President  and founder of TOTormey,  Inc., a sales and marketing  consulting firm whose services include film and video productions for a variety of industries including the healthcare industry. During the years 2000 to 2003,  Mr.  Tormey was the President  and Chief  Operating  Officer of Nelson
Professional  Sales,  a division of Publicis SA, Paris.  From 1994 to 2000,  Mr.
Tormey was the President and co-owner of The Medical  Phone  Company(R),  a firm that eventually grew to the largest healthcare telesales company in the country, whose  clients  included  virtually  every major  pharmaceutical  company in the
United States.  Additionally,  his experience  includes  holding  various senior
sales,   sales  training  and  sales   management   positions  with  various  US
pharmaceutical  companies  including  Johnson  &  Johnson  Inc.  (NYSE-JNJ)  and
American Home Products Corporation (Wyeth - NYSE-WYE). Mr. Tormey also serves on the Board of Directors of The  Foundation  for  Ichthyosis & Related Skin Types,
Inc. (F.I.R.S.T.),  a non-profit organization,  dedicated to medical research of rare skin diseases.

Required Vote
-------------

Directors  are elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.  Votes  withheld and broker  non-votes are not counted  toward a nominee's total.

Recommendation of the Board of Directors
----------------------------------------

The Board of  Directors  of the Company  recommends a vote "FOR" the election of each of the nominees.

Meetings and Committees of the Board of Directors
-------------------------------------------------

For the fiscal year ended  December 31, 2004,  there were seven  meetings of the
Board of Directors. Each of the directors attended (or participated by telephone
in) more than 75% of such  meetings of the Board of  Directors  and  meetings of committees  on which they served in 2004.  During  2004,  the Board of Directors also acted by unanimous  written  consent in lieu of a meeting on two occasions.
The  independent  members that serve on committees of the Board of Directors met in executive session on seven occasions during 2004. Messrs.  Schaum,  Wouch and
Tormey and Ms.  Lewis are deemed to be  independent  under NASD Rule 4200 and as such,  the Board of Directors  contains a majority of  independent  directors as required by NASD Rule 4350.

Each  director  is  expected  to make  reasonable  efforts  to  attend  Board of
Directors  meetings,  meetings of  committees of which such director is a member and the Annual Meeting of Stockholders.  Seven members of the Board of Directors attended the 2004 Annual Meeting of Stockholders.

                                       -7-

The Company has three standing  committees:  the Audit Committee,  the Executive
Operating Committee and the Compensation Committee.  Prior to establishing these
Committees, the customary functions of such committees had been performed by the entire Board of  Directors.  The Company  does not have a designated  nominating committee.

Since  December  18,  2003,  decisions  concerning  nominees  for the  Board  of
Directors  have been made by  Messrs.  Schaum and Wouch and Ms.  Lewis,  who are independent  directors  as  defined  under NASD Rule  4200(a)(15).  The Board of
Directors  does  not  consider  a  nominating  committee  necessary  in that its independent  directors  perform  the same role as a  nominating  committee.  The
Company has not adopted a formal  policy with respect to minimum  qualifications for  members of its Board of  Directors.  However,  in making  its  nominations,
Messrs.  Schaum  and  Wouch and Ms.  Lewis  consider,  among  other  things,  an individual's  business experience,  industry experience,  financial  background, breadth of knowledge  about issues  affecting  the Company,  time  available for meetings and consultation  regarding Company matters and other particular skills and experience  possessed by the individual.  Stockholders  wishing to recommend candidates for  consideration  by the Board of Directors may do so by writing to the Secretary of the Company and providing the  candidate's  name,  biographical data and  qualifications.  Such candidates  recommended by stockholders  will be evaluated on the same basis as all other candidates.

The members of the Audit  Committee are Messrs.  Schaum and Wouch and Ms. Lewis.
Mr.  Schaum  serves as  Chairman  of the Audit  Committee.  The Audit  Committee
reviews,  analyzes  and makes  recommendations  to the Board of  Directors  with respect to the Company's  accounting  policies,  internal controls and financial statements,  consults with the Company's  independent  public  accountants,  and reviews filings containing financial  information of the Company to be made with the  Securities  and Exchange  Commission.  The Audit  Committee met seven times during 2004.

The members of the Executive Operating Committee are Messrs.  Quigley,  Phillips
and Longo.  The Executive  Operating  Committee  possesses and exercises all the power and authority of the Board of Directors in the management and direction of the business and affairs of the Company  except as limited by law and except for the  power  to  change  the  membership  or to fill  vacancies  on the  Board of
Directors  or  the  Executive  Operating  Committee.   The  Executive  Operating
Committee met two times during 2004.

The members of the Compensation  Committee are Messrs.  Schaum and Wouch and Ms.
Lewis.  The  Compensation  Committee  reviews and  approves the salary and other compensation  of officers and key employees of the Company,  including  non-cash benefits,  and designates the employees entitled to participate in the Company's benefits plans and other  arrangements,  as from time to time  constituted.  The
Compensation Committee also administers the Company's 1997 Stock Option Plan and recommends  the terms of grants of stock  options  and the  persons to whom such options shall be granted in accordance with such plan. These recommendations are then  subject to  approval  by the full  Board of  Directors.  The  Compensation
Committee met one time during 2004.

Compensation of Directors
-------------------------

Outside directors receive annualized compensation of $18,900.  Effective January
1, 2005,  each outside  director that serves on the Audit Committee will receive annualized  compensation of $28,350 and the Chairman of the Audit Committee will receive annualized  compensation of $31,500.  In addition,  in October 2004, the
Board of Directors  approved the grant of options to purchase  20,000  shares of
Common Stock to each of the then-current  outside  directors under the Company's
1997 Stock  Option Plan.  Officers of the Company  receive no  compensation  for their service on the Board of Directors or on any Committee thereof.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

The  Compensation  Committee  provides  overall  guidance  and  approval  of the
Company's executive compensation program. Messrs. Schaum and Wouch and Ms. Lewis served on the  Compensation  Committee during the fiscal year ended December 31,
2004. None of the Compensation  Committee  members were officers or employees of the  Company  at any time prior to  December  31,  2004 or had any  relationship requiring  disclosure  under the  caption  "Certain  Relationships  and  Related
Transactions." All independent members of the Board of Directors  participate in the approval of each of the Company's executive  compensation programs described in the "Report on Executive  Compensation."  No executive officer of the Company
served  on  any  other  entity's  compensation   committee  or  other  committee
performing  similar  functions during the fiscal year. There are certain related parties of Mr. Quigley that receive compensation from the Company.
See "Certain Relationships and Related Transactions."

The report of the Audit Committee,  the report of the Compensation Committee and the performance graph that follow shall not be deemed  incorporated by reference

                                      -8-

by any general  statement  incorporating  by reference  this proxy  statement or future  filings  into any filing under the  Securities  Act of 1933 or under the
Securities  Exchange  Act  of  1934,  except  to the  extent  that  the  Company specifically  incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

Other Corporate Governance
--------------------------

During 2002, the Company formed a Disclosure Committee in response to Management
Certification  Responsibilities under Sections 302 and 404 of the Sarbanes-Oxley
Act of 2002. The Disclosure  Committee assists the Chief Executive Officer,  the
Chief Financial  Officer and the Audit Committee in monitoring (1) the integrity of the financial statements, policies, procedures and the internal financial and disclosure controls and risks of the Company,  (2) the compliance by the Company with  legal and  regulatory  requirements,  to the extent  that these  policies,
procedures  and  controls  may  generate  either   financial  or   non-financial
disclosures   in  the  Company's   filings  with  the  Securities  and  Exchange
Commission.  Additionally, in 2002, the Company also initiated a Code of Ethics, and in 2004,  it initiated an Insider  Trading  Policy for all  employees of the
Company.

Procedures for Contacting Directors
-----------------------------------

The  Company  has  adopted  a   procedure   by  which   stockholders   may  send
communications  as defined  within Item 7(h) of Schedule  14A under the Exchange
Act to one or  more  members  of the  Board  of  Directors  by  writing  to such director(s) at their respective address listed in the Security Ownership section of this Proxy Statement or to the whole Board of Directors care of the Corporate
Secretary, The Quigley Corporation, Kells Building, 621 Shady Retreat Road, P.O.
Box 1349, Doylestown,  PA 18901. Any such communications  addressed to the whole
Board  of  Directors  will be  promptly  distributed  by the  Secretary  to each director.

                                      -9-

REPORT OF THE AUDIT COMMITTEE

The members of the Audit  Committee are Messrs.  Schaum and Wouch and Ms. Lewis,
who are independent directors as defined under NASD Rule 4200(a)(15). All of the members of the Audit  Committee are  financially  literate under current listing standards of Nasdaq.  The Board of Directors has determined that Messrs.  Schaum and Wouch are  financial  experts,  as defined  under SEC rules,  serving on the
Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors in 2000 and amended in 2002. The Audit Committee  Charter is set forth as Appendix A to this Proxy Statement.  The Audit Committee reviews and  reassesses  the adequacy of the charter on an annual basis as stated in its written charter.

We have reviewed and discussed with management the Company's  audited  financial statements as of and for the year ended December 31, 2004.

We have  discussed with the  independent  auditors,  Amper,  Politziner & Mattia
P.C.,  the matters  required to be discussed by Statement on Auditing  Standards
No. 61,  Communication  with  Audit  Committees,  as  amended,  by the  Auditing
Standards Board of the American Institute of Certified Public Accountants.

Additionally,  audit fees,  audit related  fees,  tax fees and all other service fees that were paid or payable to Amper,  Politziner  & Mattia P.C. for 2004 and
PricewaterhouseCoopers  LLP for 2004, which reflect  additional costs due to the change in the Company's independent  registered public accounting firm, and 2003 were discussed and amounted to:

             Description               2004             2004*           2003*
        ---------------------       -----------      -----------     ----------

        Audit fees                    $99,000          $52,500        $274,800

        Audit related fees             41,837             -               -

        Tax fees                       23,785             -             15,826

        All other fees                  4,996           67,200            -
                                     ---------       -----------     ----------
        Total                        $169,618         $119,700        $290,626
                                     =========       ===========     ==========
          *PricewaterhouseCoopers LLP

The  Company's  Audit  Committee  shall  review  and  pre-approve  all audit and non-audit  services to be provided by the  independent  auditor (other than with respect to the de minimis  exceptions  permitted  by the Act).  This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval  reported to the Audit  Committee at its next  regularly  scheduled meeting.

We have  received and reviewed  written  disclosures  and the letter from Amper,
Politziner & Mattia P.C., required by Independent  Standards No. 1, Independence
Discussions with Audit  Committees,  as amended,  by the Independence  Standards
Board, and have discussed with the auditors the auditor's independence.

Based on the reviews and  discussions  referred to above,  we  recommend  to the
Board of Directors that the financial  statements  referred to above be included in the Company's  Annual Report on Form 10-K for the fiscal year ended  December
31, 2004 for filing with the Securities and Exchange Commission.

On July 8, 2004, the Company dismissed PricewaterhouseCoopers LLP ("PwC") as its independent  registered  public  accounting  firm. On the same date, the Company engaged Amper, Politziner & Mattia, P.C. ("APM") as independent accountants. The dismissal of PwC and  engagement of APM were approved by the Audit  Committee of the Company.

The reports of PwC on the Company's  financial  statements for the 2003 and 2002 fiscal years did not contain an adverse  opinion or a disclaimer  of opinion and were not  qualified  or modified as to  uncertainty,  audit scope or  accounting principle,  except for the 2003 fiscal year opinion, which contained a reference for a restatement of the 2002  consolidated  financial  statements to revise the accounting  for certain  warrants.  During the two most recent  fiscal years and through  July 8,  2004,  there were no  disagreements  with PwC on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure, which disagreements,  if not resolved to the satisfaction of
PwC,  would have caused them to make reference to the subject matter of any such disagreement in connection with its reports on the financial statements for such years.  During the two most recent fiscal years and through July 8, 2004,  there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

                                      -10-

The Company provided PwC with a copy of the foregoing  disclosures and requested that PwC review such  disclosures and furnish it with a letter  addressed to the
Securities  and  Exchange   Commission  stating  whether  it  agrees  with  such
statements or the respects in which it does not agree. A copy of this letter was attached as an exhibit to the Current Report on Form 8-K filed on July 15, 2004.

AUDIT COMMITTEE

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

                                      -11-

REPORT ON EXECUTIVE COMPENSATION

General
-------

The  Compensation  Committee  reviews and,  along with other outside  directors, approves the salary and other  compensation of officers and key employees of the
Company.  The  Compensation  Committee also administers the Company's 1997 Stock
Option Plan and  recommends the terms of grants of stock options and the persons to whom such options  shall be granted in accordance  with such plan,  which are subject to approval by the full Board of Directors.

Compensation Philosophy
-----------------------

In  reaching  decisions  regarding  executive  compensation,   the  Compensation
Committee balances the total compensation  package for each executive with sales and  profits  attained as well as  achievement  of annual and  long-term  goals.
Competitive  levels of  compensation  are  necessary in  attracting,  rewarding, motivating,  and retaining qualified management. The Compensation Committee also believes that the potential for equity  ownership by management is beneficial in
aligning  management's  and  stockholders'   interests  in  the  enhancement  of
stockholder  value.  Section  162(m) of the Internal  Revenue  Code of 1986,  as
amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted  by the Company in any year with  respect to certain of the
Company's highest paid executives.  Certain performance-based  compensation that has been  approved by  stockholders  is not subject to the deduction  limit.  If necessary,  the  Company  may attempt to qualify  certain  compensation  paid to executive officers for deductibility  under the Code,  including Section 162(m).
However,  the Company may from time to time pay  compensation  to its  executive officers that may not be deductible.

Compensation Program
--------------------

The Company has a  comprehensive  compensation  program,  which consists of cash compensation,  both fixed and variable, and equity-based  compensation.  Overall compensation  is  predicated  on  industry  and peer  group  comparisons  and on performance  judgments  as to past  and  expected  future  contributions  of the individual  executive  officer.  Specific  compensation  for each  executive  is designed to fairly  remunerate  that  employee of the Company for the  effective exercise of their  responsibilities,  their management of the business functions for which they are responsible,  their extended period of service to the Company and their  dedication and diligence in carrying out their  responsibilities  for the Company.

The  fixed  aspect  is  intended  to meet  the  requirements  of the  employment
contracts  in  effect  for  all  of  the  Company's  officers.   See  "Executive
Compensation  - Employment  Agreements."  Employment  agreements are in place to insure the Company of  consistency  of leadership and the retention of qualified executives  and to  foster  a  spirit  of  employment  security,  which  thereby
encourages  decisions  that  will  benefit  long-term   stockholders.   Variable
compensation  is based upon the  Compensation  Committee  adopting and approving sales and profit goals annualy to be attained for the ensuing year.

Equity-based compensation is through options periodically granted under the 1997
Stock  Option Plan.  These  grants are designed to directly  reward and create a proprietary interest,  among the executive officers and other employees,  in the
Company,  which will be an incentive for these employees to work to maximize the long-term total return to stockholders.

Compensation of the Chief Executive Officer
-------------------------------------------

Mr. Quigley's compensation was $1,644,397 in 2004. Mr. Quigley's compensation is based upon the factors described in the compensation  program section paragraphs above and as set forth in his employment contract.

COMPENSATION COMMITTEE

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

                                      -12-

PERFORMANCE GRAPH

The following  graph reflects a five-year  comparison,  calculated on a dividend reinvested basis, of the cumulative total stockholder return on the Common Stock of the  Company,  a "peer group" index  classified  as drug related  products by
CoreData,  Inc.  ("Coredata  Group  Index")  and the NASDAQ  Market  Index.  The
comparisons  utilize an  investment of $100 on December 31, 1999 for the Company and the  comparative  indices,  which then  measure the values for each group at
December 31 of each year presented. There can be no assurance that the Company's stock  performance will continue with the same or similar trends depicted in the following performance graph.

                                [OBJECT OMITTED]

                              1999      2000      2001      2002      2003      2004
THE QUIGLEY CORPORATION      100.00     51.01    144.31    345.09    667.59    528.80
COREDATA GROUP INDEX         100.00     86.40    126.30    126.54    233.88    257.74
NASDAQ MARKET INDEX          100.00     62.85     50.10     34.95     52.55     56.97

                                      -13-

PROPOSAL 2.   APPROVAL  TO INCREASE  THE TOTAL  STOCK  SUBJECT TO THE 1997 STOCK
              OPTION PLAN

At the Annual Meeting of Stockholders held on May 8, 1998, the 1997 Stock Option
Plan was approved by a majority of the shares qualified to vote.

At the Annual  Meeting of  Stockholders  held on May 4, 2001, an increase of the total Common Stock  subject of the 1997 Stock Option Plan to a maximum  limit of
3,000,000  shares of Common  Stock was  approved  by a  majority  of the  shares qualified to vote.

On  December  15,  2004,  the  Board  of  Directors  unanimously  approved,  for submission  to a vote of  stockholders,  a proposal to authorize the increase of total stock subject to the 1997 Stock Option Plan from its current maximum limit of 3,000,000  shares to a maximum limit of 4,500,000  shares of Common Stock and to make certain changes, including technical changes required under the tax laws
(hereinafter the 1997 Stock Option Plan as it is proposed to be amended shall be referred to as the 1997 Plan). The 1997 Plan,  assuming the proposal is approved in June 2005, is set forth as Appendix B to this proxy statement.  The following discussion  of the 1997  Plan is  qualified  in its  entirety  by  reference  to
Appendix B.

The purpose of the 1997 Plan is to provide additional incentive to the officers, directors,  and employees of the Company who are primarily  responsible  for the management  and growth of the  Company in order to  strengthen  their  desire to remain in the employ or retention of the Company and to stimulate  their efforts on behalf of the  Company and to retain and attract to the employ of the Company persons of competence.  The 1997 Plan provides for the grant of both  "incentive stock options" and "nonqualified stock options." Any employees shall be eligible to receive incentive stock options or nonqualified  stock options.  Directors of the Company  who are not  employees  shall be  eligible to receive  nonqualified stock options.

Administration
--------------

The Plan shall be administered by the Compensation  Committee (the "Committee").
Replacements to the Committee shall be appointed by the Board of Directors.  The members shall serve at the pleasure of the Board of Directors.

Notwithstanding the foregoing,  with respect to any options granted to directors and  "officers"  (as such term is defined in Rule  16a-1 of the  Securities  and
Exchange  Commission  ("Rule  16a-1"))  of  the  Company,   the  Plan  shall  be
administered  by the entire Board of Directors  unless the Committee at the time of  grant,  award or other  acquisition  of  Options  under the Plan to any such person  consists of two or more directors of the Company that are  "Non-Employee
Directors" (as such term is defined in Rule 16b-3 of the Securities and Exchange
Commission ("Rule 16b-3"), if and as Rule 16b-3 is then in effect). In addition, any options granted to the Company's  Chief  Executive  Officer or to any of the
Company's  other four most  highly  compensated  officers  that are  intended to qualify as performance-based  compensation under Section 162 (m) of the Code may only be  granted  by a  Committee  consisting  of two or more  directors  of the
Company that are "Outside Directors" (as such term is defined in Section 162 (m)
of the Code).

Common Stock Subject to the 1997 Plan
-------------------------------------

The 1997 Plan currently authorizes the issuance of a maximum of 3,000,000 shares of Common  Stock,  which  maximum  amount  the Board of  Directors  proposes  to increase to 4,500,000.  On December 15, 2004, the Board of Directors unanimously approved for  submission to a vote of  stockholders  a proposal to authorize the increase of total stock subject to the 1997 Plan from its current  maximum limit of 3,000,000 shares to a maximum limit of 4,500,000 shares of Common Stock.

The maximum  number of shares that may be subject to options  granted  under the
1997 Plan to any individual in any calendar year may not exceed 500,000, and the method of counting such shares shall conform to any  requirements  applicable to
"performance-based"  compensation  under  Section  162 (m) of the  Code.  If any option  under the 1997 Plan shall expire or  terminate  for any reason,  without having been exercised in full,  the  unpurchased  shares  subject  thereto shall again be available for the purposes of the 1997 Plan.

The closing price of a share of Common Stock on April 29, 2005 was $8.50.

                                      -14-

Exercise Price and Terms
------------------------

The option price per share  applicable  to options  granted  under the 1997 Plan shall be determined by the  Committee,  but (i) an incentive  stock option shall not be less than 100% of the fair market  value per share of Common Stock on the date such option is granted and (ii) a  non-qualified  stock option shall not be less than 100% of the fair market  value on the date such option is granted.  If an option  granted to the  Company's  Chief  Executive  Officer or to any of the
Company's other four most highly compensated  officers is intended to qualify as
"performance-based" compensation under Section 162 (m) of the Code, the exercise price of such option shall not be less than 100% of the fair market value on the date such option is granted.  The  Committee  shall fix the term of each option, provided  that the maximum  length of the term of each option  granted under the
1997 Plan shall be ten years.

Tax Treatment of Incentive Stock Options
----------------------------------------

In general, no taxable income for Federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive  stock option,  and the Company will not then be entitled to any tax  deduction.  Assuming  that the option holder does not dispose of the option shares before the expiration of (i)
two years from the date of grant,  and (ii) one year after the  transfer  of the option shares (the "required holding  periods"),  upon  disposition,  the option holder will  recognize  capital  gain equal to the  difference  between the sale price on disposition and the exercise price.

If,  however,  the option  holder  disposes  of his option  shares  prior to the expiration of the required  holding  periods,  the option holder will  recognize ordinary income for Federal income tax purposes in the year of disposition equal to the excess of the fair market  value of the shares at date of  exercise  over the exercise  price,  or if less, the excess of the sale price upon  disposition and the exercise price.  Any additional gain on such  disqualifying  disposition will  be  treated  as  capital  gain.  In  addition,  if  such  a  disqualifying disposition  is made by the option  holder,  the  Company  will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided  such amount  constitutes  an ordinary  and  reasonable  expense of the
Company.

Tax Treatment of Nonqualified Stock Options
-------------------------------------------

No taxable  income will be  recognized  by an option  holder  upon  receipt of a non-statutory  stock  option,  and the  Company  will not be  entitled  to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will include in taxable  income for Federal  income tax  purposes  the excess in value on the date of exercise of the shares acquired upon exercise of the nonqualified  stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive  capital gain or loss,  upon the subsequent  appreciation  or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding  deduction at the time that the  participant  is  required  to  include  the value of the shares in his income.

                                      -15-

NEW PLAN BENEFITS

Benefits under the 1997 Plan to the Named  Executive  Officers and the Company's
other  executive  officers,  non-employee  directors and other employees are not currently determinable because all grants under the 1997 Plan are discretionary.
The  following  table sets forth certain  information  as to options to purchase shares of Common  Stock under the 1997 Plan that the Named  Executive  Officers, other executive officers, non-employee directors and other employees received in the fiscal year ended  December  31,  2004.  All grants under the 1997 Plan have been and will be made in consideration of services rendered or to be rendered to the Company or any of its subsidiaries by the recipients.

                                NEW PLAN BENEFITS
                             1997 STOCK OPTION PLAN

                             NAME AND POSITION                                        NUMBER OF UNITS
      -------------------------------------------------------------------------       ---------------

      Guy J. Quigley, Chairman of the Board, President, Chief Executive Officer           50,000
      Charles A. Phillips, Executive Vice President, Chief Operating Officer              45,000
      George J. Longo, Vice President, Chief Financial Officer                            40,000

      Executive Group                                                                     80,000

      Non-Executive Director Group                                                        80,000

      Non-Executive Employee Group                                                       205,000

Required Vote
-------------

The affirmative  vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy, is required to approve the increase of the total shares of Common Stock subject to the 1997 Plan by 1,500,000 shares to 4,500,000 shares.  Abstentions will have the effect of a vote against this proposal, while broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors
----------------------------------------

The Board of  Directors  of the Company  recommends a vote "FOR" the approval of the  increase of the total  shares of Common  Stock  subject to the 1997 Plan by
1,500,000 shares to 4,500,000 shares.

PROPOSAL 3.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of  Directors  has  appointed  Amper,  Politziner & Mattia P.C. as the
Company's  independent  public  auditor for the fiscal year ending  December 31,
2005.  Although the  selection of auditors  does not require  ratification,  the
Board of Directors  has directed  that the  appointment  of Amper,  Politziner &
Mattia  P.C.  be  submitted  to  stockholders   for   ratification  due  to  the
significance of their  appointment to the Company.  A  representative  of Amper,
Politziner  & Mattia  P.C.  is  expected  to be  present  at the  Meeting.  Such representative  will have an  opportunity  to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

Required Vote
-------------

The affirmative  vote of the holders of a majority of the shares of Common Stock present,  in person or by Proxy is required for  ratification of the appointment of Amper,  Politziner  & Mattia P.C.  as  independent  auditors of the  Company.
Abstentions  will have the effect of a vote against this proposal,  while broker non-votes will have no effect on the outcome of this proposal

Recommendation of the Board of Directors
----------------------------------------

The Board of Directors of the Company  recommends a vote "FOR" the  ratification of the  appointment  of  Amper,  Politziner  &  Mattia  P.C.  as  the  Company's
independent auditors for the year ending December 31, 2005.

                                      -16-

                              STOCKHOLDER PROPOSALS

Proposals of  stockholders  intended for inclusion in the Proxy  Statement to be furnished  to all  stockholders  entitled to vote at the next Annual  Meeting of
Stockholders of the Company must be submitted by Certified Mail - Return Receipt
Requested and be received at the Company's principal executive offices not later than December 2, 2005.

                            EXPENSES AND SOLICITATION

All expenses in connection with this  solicitation will be borne by the Company.
In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph  and personal  interview by officers,  directors  and employees of the
Company. The Company will, upon request,  reimburse brokerage houses and persons holding shares in the names of their nominees for their  reasonable  expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The  Board  of  Directors  knows  of no  business  that  will be  presented  for consideration  at the Meeting other than those items stated above.  If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such  business  in the best  judgment of the person or persons acting under the proxies.

Dated: May 23, 2005                      THE QUIGLEY CORPORATION

                                     By: /s/ Charles A. Phillips
                                         -------------------------------
                                         CHARLES A. PHILLIPS, Secretary

                                      -17-

                                                                      APPENDIX A

                             THE QUIGLEY CORPORATION
                             AUDIT COMMITTEE CHARTER

The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the  integrity  of the  financial  statements,  policies  and  the  internal financial controls of the Company,  (2) the compliance by the Company with legal and  regulatory  requirements,  (3)  the  independence  and  performance  of the
Company's  external  auditors,  and (4) any other  items as required by the full
Board of Directors

The  members of the Audit  Committee  shall,  or within a  reasonable  period of joining the Committee, meet the independence,  number of members, and experience requirements  of NASD and NASDAQ  Stock  Market,  Inc.  The members of the Audit
Committee shall be recommended and appointed by the entire Board until such time
that  the  Company  has  a  Nominating   Committee   who  will  then  make  such
recommendations. The Members of the Committee shall serve at the pleasure of the
Board with no fixed term of service.

The Audit  Committee  shall  have the  authority  to  recommend  special  legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's  outside counsel or independent  auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make periodic reports to the Board.

The Audit Committee shall:

1.    Review and reassess the  adequacy of this Charter  annually and  recommend any proposed changes to the Board for approval.

2.    Review the annual audited financial statements with management,  including major issues regarding accounting and auditing principles and practices as
      well  as  the  adequacy  of  internal   financial   controls   that  could
      significantly affect the Company's financial statements.

3.    Discuss  with  management  and the  independent  auditor  the  significant financial  reporting  issues and  judgments  made in  connection  with the preparation of the Company's financial statements.

4.    Review with management and the independent auditor the Company's quarterly financial statements prior to filing Form 10-Q.

5.    Meet periodically in person or via telephone with management to review the
      Company's  major  financial  risk  exposures or other issues and the steps management has taken to monitor and control such exposures.

6.    Review major changes to the Company's accounting  principles and practices as suggested by the independent auditor or management.

7.    Recommend to the Board the appointment of the independent  auditor,  which firm is ultimately accountable to the Audit Committee and the Board.

8.    Review the  estimated  annual audit fee and major  components of such fees with the independent auditor.

9.    Receive  periodic  reports,  or at least  annually,  from the  independent auditor  regarding the auditor's  independence,  discuss such reports with the auditor,  and if so determined by the Audit Committee,  recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10.   Evaluate  together  with the  Board  the  performance  of the  independent auditor and, if so determined by the Audit  Committee,  recommend that the
      Board replace the independent auditor.

11.   Meet with the  independent  auditor to review the planning and staffing of the audit.

12.   Obtain from the  independent  auditor  assurance  that it has informed the
      Company's  management  and  Audit  Committee  concerning  any  information indicating  any acts  which may have  occurred  that could have a material effect on the Company's financial statements.

13.   Discuss with management and the independent  auditor any condition,  which comes to their attention  indicating that the Company's  subsidiaries  and
      affiliated   entities,   domestic  and  foreign,  are  not  conforming  to
      applicable legal requirements of the Company's Acceptable Code of Conduct.

14.   Discuss with the independent  auditor the matters required to be discussed by Statement on Auditing  Standards  No. 61 relating to the conduct of the audit and quarterly reviews.

15.   Review with the  independent  auditor any  problems  or  difficulties  the auditor may have  encountered  and any management  letter  provided by the auditor and the  Company's  response to that  letter.  Such review  should include, among other things, any difficulties encountered in the course of the audit work,  including any  restrictions on the scope of activities or access to required information.

16.   Prepare the report  required by the rules of the  Securities  and Exchange
      Commission to be included in the Company's annual proxy statement.

17.   Advise the Board with respect to the  Company's  policies  and  procedures regarding  compliance  with  applicable  laws and regulations and with the
      Company's Acceptable Code of Conduct.

18.   Review with the  Company's  general  counsel legal matters that may have a material  impact on the financial  statements,  the  Company's  compliance policies and any material reports or inquiries received from regulators or governmental agencies.

19.   Meet a least annually with the chief financial officer and the independent auditor in separate executive sessions.

20.   Maintain  minutes  of  formal  Audit  Committee   meetings  (not  separate
      executive sessions) and report findings to the full Board of Directors.

While the Audit Committee has the  responsibilities and powers set forth in this
Charter,  it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and materially accurate and are in accordance with generally  accepted  accounting  principles.
This is the responsibility of management and the independent  auditor. Nor is it
the  duty  of  the  Audit  Committee  to  conduct  investigations,   to  resolve
disagreements,  if any,  between  management and the  independent  auditor or to assure compliance with laws and regulations and the Company's Acceptable Code of
Conduct.

                                      -2-

                                                                      APPENDIX B

                             1997 STOCK OPTION PLAN
                                       OF
                             THE QUIGLEY CORPORATION
                (as amended on May 2001, July 2002 and June 2005)

            1. PURPOSE OF THE PLAN.

            This  1997  Stock  Option  Plan  (the  "Plan")  is  intended  as  an incentive,  to retain in the employ or as directors,  of The Quigley Corporation
(the "Company") and any Subsidiary of the Company (within the meaning of Section
424(f) of the Internal  Revenue Code of 1986, as amended (the "Code")),  persons of training,  experience and ability,  to attract new  employees,  and directors whose services are considered valuable, to encourage the sense of proprietorship and to  stimulate  the active  interest of such persons in the  development  and financial success of the Company and its Subsidiaries.

            It is further  intended that certain options granted pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code  ("Incentive  Options") while certain other options granted pursuant to the Plan  shall  be  nonqualified  stock  options  ("Nonqualified  Options").
Incentive  Options  and the  Nonqualified  Options are  hereinafter  referred to collectively as "Options."

            The  Company  intends  that the Plan meet the  requirements  of Rule
16b-3 ("Rule 16b-3")  promulgated under the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act") and that  transactions  of the type  specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b) of the Exchange Act. In all cases, the terms,  provisions,  conditions and limitations of the Plan shall be construed and  interpreted  consistent with the
Company's intent as stated in this Section 1.

            2. ADMINISTRATION OF THE PLAN.

            The Plan shall be administered by a committee  initially  consisting of  Mr.  Guy  J.  Quigley,  and  Mr.  Charles  A.  Phillips  (the  "Committee").
Replacements  on the  Committee  shall be appointed by the Board of Directors of the  Company  (the  "Board").  The members of the  Committee  shall serve at the pleasure  of the  Board.  Notwithstanding  the  foregoing,  with  respect to any
Options  granted to directors  and  "officers"  (as such term is defined in Rule
16a-1 of the Securities and Exchange  Commission ("Rule 16a-1"),  if and as Rule
16b-3 is then in effect) of the Company,  the Plan shall be  administered by the entire  Board,  unless  the  Committee  at the  time of  grant,  award  or other acquisition under the Plan of Options to any such person consists of two or more directors  of the Company  that are  "Non-Employee  Directors"  (as such term is defined in Rule 16b-3 of the Securities and Exchange  Commission ("Rule 16b-3"),
if and as Rule 16b-3 is then in effect).

            The  Committee,  subject to Section 3 hereof,  shall have full power and  authority to designate  recipients  of Options,  to determine the terms and conditions of respective  Option agreements (which need not be identical) and to interpret the provisions and supervise the  administration of the Plan.  Subject to Section 7 hereof, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified  Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan and all  Options  granted  under the Plan  shall  make such rules as it deems  necessary  for the  proper  administration  of the  Plan,  make all other determinations  necessary or advisable  for the  administration  of the Plan and correct any defects or supply any omission or reconcile any inconsistency in the
Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any Options into effect.
The act or  determination  of a majority of the Committee  shall be deemed to be the act or  determination  of the Committee and any decision  reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties.

            In the event that for any reason the  Committee  is unable to act or if the Committee at the time of any grant,  award or other acquisition under the
Plan of Options or Stock as hereinafter  defined does not consist of two or more
Non-Employee  Directors,  or if there shall be no such Committee,  then the Plan shall  be  administered  by the  Board  and  any  such  grant,  award  or  other acquisition  may be approved or ratified  in any other  manner  contemplated  by subparagraph (d) of Rule 16b-3.

            Notwithstanding anything herein to the contrary, any options granted to the Company's Chief  Executive  Officer or to any of the Company's other four
most   highly   compensation   officers   that  are   intended   to  qualify  as
performance-based  compensation  under  Section  162(m)  of the Code may only be granted by a Committee  consisting of two or more  directors of the Company that are "Outside Directors" (as such term is defined in Section 162(m) of the Code).

            3. DESIGNATION OF OPTIONEES.

            The persons eligible for  participation in the Plan as recipients of
Options ("Optionees") shall include full-time and part-time employees,  officers and directors of the Company or any Subsidiary;  provided that Incentive Options may only be  granted  to  employees  of the  Company  and the  Subsidiaries.  In selecting  Optionees,  and in determining  the number of shares to be covered by each Option  granted to  Optionees,  the  Committee  may  consider the office or position held by the Optionee,  the Optionee's degree of responsibility  for and contribution  to the growth and  success of the Company or any  Subsidiary,  the
Optionee's length of service, promotions, potential and any other facts to which the Committee may consider relevant.  Subject to the next sentence,  an employee who has been granted an Option hereunder may be granted an additional  Option or
Options, if the Committee shall so determine.

            4. STOCK RESERVED FOR THE PLAN.

            Subject to  adjustment  as provided in Section 7 hereof,  a total of four million five hundred thousand  (4,500,000)  shares of common stock,  $.0005 par value ("Stock"),  of the Company shall be subject to the Plan. The shares of
Stock subject to the Plan shall consist of unissued shares or previously  issued shares reacquired and held by the Company or any Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose.
Any of such shares of Stock which may remain unsold and which are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all  times  reserve  a  sufficient  number  of  shares  of  Stock to meet the requirements  of the Plan.  Should any Option expire or be canceled prior to its exercise  in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of any Option be reduced  for any  reason,  the shares of
Stock theretofore subject to such Option may again be subject to an Option under the Plan.

            Notwithstanding the foregoing,  with respect to any options that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code,  the maximum  number of shares of stock that may be subject to options granted  under the Plan to any  individual in any calendar year shall not exceed
500,000,   and  the  method  of  counting  such  shares  shall  conform  to  any requirements  applicable to performance-based  compensation under Section 162(m)
of the Code.

            5. TERMS AND CONDITIONS OF OPTIONS.

            Options  granted  under the Plan shall be  subject to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                        (a) OPTION  PRICE.  The purchase  price of each share of
            Stock  purchasable  under  an  Option  shall  be  determined  by the
            Committee  at the time of grant  but  shall not be less than 100% of the Fair Market  Value (as defined  below) of such share of Stock on the date the Option is granted  in the case of an  Incentive  Option and not less than  100% of the fair  market  value of such  share of
            Stock  on  the  date  the  Option  is  granted  in  the  case  of  a non-Incentive  Option;  PROVIDED,  HOWEVER,  that with respect to an
            Incentive  Option,  in the case of an Optionee who, at the time such
            Option is granted, owns (within the meaning of Section 424(d) of the
            Code)  more  than  10% of the  total  combined  voting  power of all classes  of  stock of the  Company  or of any  Subsidiary,  then the purchase price per share of stock shall be at least 110% of the Fair
            Market  Value  per  share of Stock at the time of  grant,  provided, however,  that if an option granted to the Company's Chief Executive
            Officer  or  to  any  of  the  Company's   other  four  most  highly
            compensation  officers is  intended to qualify as  performance-based compensation under Section 162(m) of the Code, the exercise price of such Option  shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair  Market  Value of such share of Stock on the date the Option is granted.  The exercise  price for each  incentive  stock  option  shall be  subject to  adjustment  as provided in Section 7 below.  The fair market  value  ("Fair  Market
            Value")  means (i) the closing  price of publicly  traded  shares of
            Stock on the national  securities  exchange on which shares of Stock are  listed  (if the shares of Stock are so listed) or on the Nasdaq
            National Market (if the shares of stock are regularly  quoted on the

                                      -2-

            Nasdaq National Market) on the grant date, or, (ii) if not so listed or  regularly  quoted,  the mean  between  the closing bid and asked prices of publicly  traded  shares of Stock in the  over-the-counter market on the grant  date,  or,  (iii) if such bid and asked  prices shall not be  available,  as reported by any  nationally  recognized quotation service selected by the Company,  or (iv) as determined by the  Committee in a manner  consistent  with the  provisions  of the
            Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event  shall  the  purchase  price of a share of Stock be less than the minimum price permitted under the rules and policies of the securities  exchange  or  automated  quotation  system  on which the shares of Stock are listed.

                        (b) OPTION TERM.  The term of each Option shall be fixed
            by the Committee,  but no Option shall be exercisable  more than ten years after the date such Option is granted; provided, however, that in the case of an Optionee  who, at the time such Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, then such Incentive Stock
            Option  shall not be  exercisable  with respect to any of the shares subject to such Incentive  Stock Option later than the date which is five years after the date of grant.

                        (c)  EXERCISABILITY.  Subject to  paragraph  (j) of this
            Section 5, Options  shall be  exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the
            Committee at or after grant.

                        (d) METHOD OF  EXERCISE.  Options  may be  exercised  in
            whole or in part at any time  during  the option  period,  by giving written notice to the Company  specifying the number of shares to be purchased,  accompanied by payment in full of the purchase price, in cash, by check or such other  instrument as may be acceptable to the
            Committee,  including  a cashless  exercise.  As  determined  by the
            Committee,  in its sole  discretion,  at or after grant,  payment in full or in part may  also be made in the form of Stock  owned by the
            Optionee  (based on the Fair Market  Value of the Stock owned by the
            Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised); provided, however, that if such
            Stock was issued  pursuant to the  exercise of an  Incentive  Option under the Plan,  the holding  requirements  for such Stock under the
            Code shall first have been  satisfied.  An  Optionee  shall have the rights to dividends or other rights of a shareholder with respect to shares  subject  to the  Option  after  the  Optionee  (i) has given written notice of exercise and (ii) has paid in full for such shares and becomes a shareholder of record.

                        (e)   TRANSFERABILITY  OF  OPTIONS.  No  Option  granted
            hereunder shall be transferable otherwise than by (i) will, (ii) the laws of descent and  distribution  or (iii)  pursuant to a qualified domestic  relations order as defined by the Internal Revenue Code or
            Title 1 of the Employee  Retirement  Income Security Act of 1986, as
            amended,  or  the  rules  and  regulations  promulgated  thereunder;
            provided however, that to the extent the option agreement provisions do not disqualify  such option for exemption  under Rule 16b-3 under
            the  Act  of  1934,   as  amended,   Nonqualified   Options  may  be
            transferable  during an  Optionee's  lifetime  to  immediate  family members of an optionee,  partnerships in which the only partners are members of the Optionee's  immediate family,  and trusts established solely for the benefit of such  immediate  family  members  with the prior written consent of the Committee.

                        (f) TERMINATION BY DEATH. Unless otherwise determined by
            the  Committee  at  grant,  if any  Optionee's  employment  with the
            Company or any Subsidiary  terminates by reason of death, the Option
            may  thereafter  be  immediately  exercised,   to  the  extent  then
            exercisable  (or on such  accelerated  basis as the Committee  shall determine at or after  grant),  by the legal  representative  of the estate  or by the  legatee  or the  Optionee  under  the will of the
            Optionee,  for a period of one year  from the date of such  death or until the  expiration  of the stated term of such Option as provided under the Plan, whichever period is shorter.

                        (g)   TERMINATION  BY  REASON  OF   DISABILITY.   Unless
            otherwise  determined by the Committee at grant,  if any  Optionee's employment  with the Company or any Subsidiary  terminates by reason of total and permanent  disability as determined under the Company's long term disability policy ("Disability"),  any Option held by such
            Optionee  may  thereafter  be  exercised,   to  the  extent  it  was
            exercisable at the time of termination due to Disability (or on such accelerated  basis  as the  Committee  shall  determine  at or after grant),  but may not be  exercised  after  one year from the date of such  termination of employment or the expiration of the stated term of such  Option,  whichever  period is shorter;  provided,  however, that,  if  the  Optionee  dies  within  such  one-year  period,  any unexercised  Option  held  by  such  Optionee  shall  thereafter  be exercisable to the extent to which it was exercisable at the time of death for a period  of one year  from the date of such  death or for the stated term of such Option, whichever period is shorter.

                                      -3-

                        (h) OTHER  TERMINATION.  Unless otherwise  determined by
            the  Committee  at  grant,  if any  Optionee's  employment  with the
            Company  or any  Subsidiary  terminates  for any  reason  other than
            death,  or  disability,   any  Option  held  by  such  Optionee  may
            thereafter be exercised to the extent it was exercisable at the time of such termination of employment (or on such  accelerated  basis as the Committee  shall  determine at or after  grant),  but may not be exercised  after  one  year  from the  date of such  termination  of employment  or the  expiration  of the stated  term of such  Option, whichever period is shorter.  Notwithstanding the foregoing,  if any
            Optionee's  employment with the Company or any Subsidiary terminates for Cause,  such Option may not be exercised on or after the date of
            such  termination  of  employment.   "Cause"  shall  mean  a  felony
            conviction or the failure of an Optionee to contest  prosecution for a felony or, an Optionee's material dishonesty, or material theft by an Optionee from the Company or its Subsidiaries. The transfer of an
            Optionee  from the employ of the  Company to a  Subsidiary,  or vice versa,  or from one  Subsidiary  to another,  shall not be deemed to constitute a termination of employment for purposes of the Plan.

                        (i) LIMIT ON VALUE OF INCENTIVE  OPTION.  The  aggregate
            Fair Market Value,  determined as of the date the Option is granted, of the Stock for which  Incentive  Options are  exercisable  for the first time by any Optionee  during any calendar  year under the Plan
            (and/or  any  other  stock  option  plans  of  the  Company  or  any
            Subsidiary) shall not exceed $100,000.

                        (j)  DISPOSITION OF INCENTIVE  OPTION SHARES.  The stock
            option agreement evidencing any Incentive Options granted under this
            Plan shall provide that if the Optionee makes a disposition,  within
            the  meaning  of  Section   424(c)  of  the  Code  and   regulations
            promulgated  thereunder,  of any share or shares of Stock  issued to him pursuant to his exercise of an Incentive  Option  granted  under the Plan within the two-year period  commencing on the day after the date of the grant of such  Incentive  Option  or  within a  one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive  option, he shall,  within ten days of such  disposition,  notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

            6. TERM OF PLAN.

            No Option shall be granted pursuant to the Plan on or after December
2, 2007, but Options granted may extend beyond that date.

            7. CAPITAL CHANGE OF THE COMPANY.

            In the event of any merger,  reorganization  or consolidation of the
Company  with one or more  corporations  as a result of which the Company is not the surviving  corporation,  or upon a sale of substantially all of the property or more  than 80% of the  then-outstanding  shares  of Stock of the  Company  to another corporation,  all Options granted under the Plan shall immediately vest.
In the event of a stock  dividend  or  recapitalization,  a change in  corporate structure  affecting  the Stock in a manner other than as set forth in the first sentence  of this  Section  7 or in the  event of a  merger,  reorganization  or consolidation where the Optionee has not held the Option for at last six months, the Committee shall make an appropriate  and equitable  adjustment in the number and kind of shares  reserved for  issuance  under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionees's  proportionate  interest shall be maintained as immediately  before the occurrence of such event.  The adjustments described  above  will be made only to the  extent  consistent  with  continuted qualification  of the  Option  under  Section  422 of the  Code  (in the case of
Incentive Options) or as provided in Section 162 (m) and 409A of the Code.

            8. PROPORTIONATE ADJUSTMENTS.

            If the outstanding shares of Stock are increased, decreased, changed into or  exchanged  into a  different  number  or kind of  shares  of  Stock  or
securities   of   the   Company   through   reorganization,    recapitalization,
reclassification,  stock  dividend,  stock split,  reverse  stock split or other similar transaction,  an appropriate and proportionate  adjustment shall be made to the  maximum  number and kind of shares of Stock as to which  Options  may be granted under this Plan. A corresponding  adjustment changing the number or kind of shares of Stock allocated to unexercised  Options or portions thereof,  which shall have been granted prior to any such change,  shall  likewise be made.  Any such adjustment in the  outstanding  Options shall be made without change in the purchase  price  applicable  to the  unexercised  portion of the  Option  with a corresponding adjustment in the exercise price of the shares of Stock covered by the Option.  Notwithstanding the foregoing, there shall be no adjustment for the issuance of shares of Stock on conversion of notes,  preferred stock or exercise of warrants or shares of Stock issued by the Board for such consideration as the
Board deems  appropriate.  The adjustments  described above will be made only to the extent consistent with continuted  qualification of the Option under Section
422 of the Code (in the case of Incentive Options) or as provided in Section 162
(m) and 409A of the Code.

                                       -4-

            9. TAXES.

               The Company may make such provisions as it may deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan with respect to the withholding of any taxes or any other tax matters.

            10. EFFECTIVE DATE OF PLAN.

               The Plan shall be effective on December 2, 1997 (the date that it was approved by the Board), provided,  however, that the Plan shall subsequently be  approved  by  majority  vote of the  Company's  shareholders  not later than
December 1, 1998.

            11. AMENDMENT AND TERMINATION.

               The Board may amend,  suspend, or terminate the Plan, except that no amendment  shall be made which would  impair the right of any Optionee  under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the shareholders, would:

                (a)    materially  increase  the  number of shares  which may be
            issued under the Plan, except as is provided in Sections 7 and 8;

                (b)    materially   increase  the   benefits   accruing  to  the
            Optionees under the Plan;

                (c)    materially  modify the requirements as to eligibility for
            participation in the Plan;

                (d)    decrease  the exercise  price of an  Incentive  Option to
            less than 100% of the Fair Market Value on the date of grant thereof or the exercise price of a Nonqualified  option to less than 100% of the Fair Market Value on the date of grant thereof; or

                (e)    extend the Option term provided for in Section 5(b).

            The Committee may also substitute new Options for previously granted
Options,   including  options  granted  under  other  plans  applicable  to  the participant  and previously  granted  Options having higher option prices,  upon such terms as the Committee may deem appropriate.

            Except to the extent expressly required or permitted by the Plan, no amendment  of  the  Plan  or  an  Option  will,  without  the  approval  of  the stockholders of the Company,  effectuate a change for which stockholder approval is required in order for the Plan or Option to continue to qualify for the award of incentive  stock  options  under  Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code.

            It is the intention of the Board that the Plan comply  strictly with the  provisions of Section 409A of the Code and Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the Committee  shall  exercise its  discretion  in granting  Options hereunder (and the terms of such Options) accordingly. The Plan and any grant of an Option hereunder may be amended from time to time (without, in the case of an
Option,  the consent of the  Optionee)  as may be necessary  or  appropriate  to comply with the Section 409A Rules.

            12. GOVERNMENT REGULATIONS.

            The Plan,  and the granting and exercise of Options  hereunder,  and the  obligation  of the Company to sell and deliver  shares under such  Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals by any governmental  agencies or national securities  exchanges as may be required.

            13. GENERAL PROVISIONS.

                  (a)  CERTIFICATES.   All  certificates  for  shares  of  Stock
            delivered  under the Plan shall be  subject  to such stock  transfer orders and other  restrictions  as the Committee may deem  advisable
            under  the  rules,  regulations,   and  other  requirements  of  the
            Securities  and Exchange  Commission,  any stock exchange upon which the  Stock  is then  listed,  and any  applicable  Federal  or state securities  law, and the  Committee may cause a legend or legends to be placed on any such certificates to make appropriate  reference to such restrictions.

                                      -5-

                  (b)  EMPLOYMENT  MATTERS.  The  adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary, any right to  continued  employment  (or,  in  case  the  Optionee  is  also a director,

            continued retention as a director) with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any  Subsidiary to terminate the employment of any of its employees at any time.

                  (c)  LIMITATION  OF  LIABILITY.  No member of the Board or the
            Committee,  or any  officer or  employee  of the  Company  acting on behalf of the Board or the Committee, shall be personally liable for any action,  determination,  or interpretation taken or made in good faith with respect to the Plan,  and all members of the Board of the
            Committee and each and any officer or employee of the Company acting on their  behalf  shall,  to the extent  permitted  by law, be fully indemnified  and  protected  by the  Company  in respect of any such action, determination or interpretation.

                  (d)  REGISTRATION   OF   STOCK.   Notwithstanding   any  other
            provision in the Plan,  no Option may be exercised  unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable  state  securities  laws, or are,  in the  opinion of counsel to the  Company,  exempt  from such registration.  The  Company  shall  not be under any  obligation  to register under applicable federal or state securities laws any Stock to be issued upon the exercise of any Option granted  hereunder,  or to comply with an appropriate exemption from registration under such laws in order to permit the  exercise of an Option and the  issuance and sale of the Stock subject to such Option,  however,  the Company may in its sole  discretion  register such Stock at such time as the
            Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an a appropriate restrictive legend  restricting the transfer or pledge of the Stock  represented thereby,  and the Committee may also give appropriate  stop-transfer instructions to the transfer agent to the Company.

                                       -6-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             THE QUIGLEY CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 28, 2005

            The undersigned,  a stockholder of The Quigley Corporation, a Nevada corporation (the  "Company"),  does hereby appoint Guy J. Quigley and Charles A.
Phillips and each of them,  the true and lawful  attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be  entitled  to vote if  personally  present  at the  Annual  Meeting  of
Stockholders  of the Company to be held at the  Doylestown  Country Club,  Green
Street, P.O. Box 417, Doylestown, Pennsylvania 18901, on Tuesday, June 28, 2005,
at 4:00 P.M., local time, or at any  adjournments or postponements  thereof (the
"Meeting").

       THE UNDERSIGNED HEREBY INSTRUCTS SAID PROXIES OR THEIR SUBSTITUTES:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/.

1.     ELECTION OF DIRECTORS.  The Election of the following  directors to serve until the next annual meeting of stockholders  and until their successors have been duly elected and qualified.

                                           NOMINEES:

/ /      FOR ALL NOMINEES                  0        GUY J. QUIGLEY
                                           0        CHARLES A. PHILIPS
/ /      WITHHOLD AUTHORITY                0        GEORGE J. LONGO
         FOR ALL NOMINEES                  0        JACQUELINE F. LEWIS
                                           0        ROUNSEVELLE W. SCHAUM
/ /      FOR ALL EXCEPT                    0        STEPHEN W. WOUCH
         (SEE INSTRUCTION BELOW)           0        TERRENCE O. TORMEY

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),  MARK
"FOR  ALL  EXCEPT"  AND  FILL IN THE  CIRCLE  NEXT TO EACH  NOMINEE  YOU WISH TO
WITHHOLD, AS SHOWN HERE. o

2.     PROPOSAL TO INCREASE THE TOTAL NUMBER     FOR     AGAINST    ABSTAIN
       OF SHARES OF COMMON STOCK SUBJECT         / /      / /        / /
       TO THE 1997 STOCK OPTION PLAN BY
       1,500,000 SHARES TO 4,500,000 SHARES.

3.     RATIFICATION OF APPOINTMENT OF AMPER,     FOR     AGAINST    ABSTAIN
       POLITZINER & MATTIA,  P.C. AS FOR         / /      / /        / /
       AGAINST ABSTAIN THE COMPANY'S
       INDEPENDENT PUBLIC AUDITORS
       FOR THE YEAR ENDING DECEMBER 31
       2005.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS  HEREINBEFORE  GIVEN.
UNLESS OTHERWISE SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, TO
INCREASE THE TOTAL  NUMBER OF SHARES OF COMMON  STOCK  SUBJECT TO THE 1997 STOCK
OPTION  PLAN  BY  1,500,000  SHARES  TO  4,500,000  SHARES  AND  TO  RATIFY  THE
APPOINTMENT OF AMPER, POLITZINER & MATTIA, P.C. AS THE COMPANY'S INDEPENDENT
PUBLIC  AUDITORS AND IN ACCORDANCE  WITH THE  DISCRETION OF THE PROXY OR PROXIES
WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

The  undersigned  hereby  revokes  any  proxy or  proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement, both dated May 23, 2005, and a copy of the Company's Annual Report to
Stockholders for the fiscal year ended December 31, 2004.

TO CHANGE YOUR ADDRESS ON YOUR  ACCOUNT,  PLEASE CHECK THE BOX AT
RIGHT AND INDICATE  YOUR NEW ADDRESS IN THE ADDRESS  SPACE ABOVE.     / /
PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT
MAY NOT BE SUBMITTED VIA THIS METHOD.

Signature:_________________  Date: ______  Signature:____________ Date:_________

NOTE:  Please sign  exactly as your name or names  appears on this  Proxy.  When shares are held  jointly,  each holder  should  sign.  When signing as executor, administrator,  attorney,  trustee or guardian, please give full titles as such.
If the  signer  is a  corporation,  please  sign  full  corporate  name  by duly authorized  officer,  giving  full  title as such.  If signer is a  partnership, please sign full partnership name by a duly authorized person.

                                       2